UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period :	August 1, 2016 — July 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Investors Fund

Annual report
7 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
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Putnam
Investors
Fund

Annual report
7 | 31 | 17

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

September 14, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Putting decades of investment experience into action, Portfolio Manager Jerry Sullivan researches the universe of large U.S. companies for opportunities that others may have overlooked. Jerry may see potential in value stocks, where investors have temporarily pushed prices too low, or in growth stocks that other investors may be underestimating. He works with a team of equity analysts to identify factors that may give a company an edge and help it outperform expectations.

Looking for an edge with disciplined research

“One way I generate investment ideas is by following legacy names,” says Jerry. “These are businesses I have followed closely throughout my 30-year career. I regularly research these companies, in all market conditions, regardless of whether I am currently investing in them. I’ve come to know my legacy names so well that I am likely to spot opportunities that may be overlooked by others.”

2 Investors Fund

Investing through decades of changing markets

Through more than 90 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 3 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark and Lipper category, the S&P 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/17. See above and pages 3 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

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Jerry has an M.B.A. from Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

Jerry, how were conditions for stock market investors during the reporting period?

It was generally a strong 12-month period for U.S. stocks, which delivered solid gains despite many political and macroeconomic uncertainties. The period began in August 2016, a relatively calm month for the U.S. stock market, which had been advancing for several months. Stock market performance was flat in August, then weakened in September and October as uncertainty grew around the approaching U.S. presidential election and the likelihood of a Federal Reserve interest-rate hike by year-end. In the aftermath of the election, however, stock performance soared in anticipation of a new business-friendly administration in Washington. While most market observers expected post-election turmoil, many major stock indexes hit record highs and delivered solid returns for the 2016 calendar year.

This market rally continued into the new year and remained intact through February 2017 before retreating somewhat. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the U.S. bull market observed its eighth anniversary in March. The remainder of the period offered many

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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of the same trends: relatively low volatility, new record highs for major indexes, and a modest advance for the U.S. stock market. Along with these positive factors, however, came a lower level of investor optimism about progress from Washington in implementing pro-growth, business-friendly policies.

How did the fund perform in this environment?

I am pleased to report that the fund outperformed both its benchmark and its peer group by a considerable margin. For the 12-month reporting period, the fund delivered a return of 19.14%. Its benchmark, the S&P 500 Index, returned 16.04%, and the average return for funds in its Lipper peer group, Large-Cap Core Funds, was 15.12%.

The most significant gains were made in the fund’s financials sector holdings. In 2016, I was focused on the financials sector, particularly banks, which I believed were very attractively valued, with some trading at or below book value. Throughout the year, I patiently waited for the market to recognize their potential. Finally, in the market rally that followed the election, financial stocks took off dramatically. Among S&P 500 sectors in 2016, financials was the second-best performer. It is worth noting that the sector has struggled a bit in 2017 due to declining enthusiasm about legislative success in Washington as well as stubbornly low long-term interest rates, which tend to dampen the profitability of financial institutions.

Could you provide some examples of stocks that helped performance?

The success of the fund’s focus on the financials sector is evident when looking at the best-performing holdings for the reporting period. The top two contributors to performance relative to the benchmark were JPMorgan Chase and Bank of America. Also among the top contributors were Morgan Stanley and Goldman Sachs Group. These stocks made impressive gains as investors anticipated rising interest rates, lower corporate tax rates, and deregulation under the Trump administration.

Another portfolio highlight was the fund’s investment in NRG Energy, the largest independent U.S. power producer. This stock’s price soared in late July after NRG announced a plan to simplify and streamline the company by selling off portions of its business. Two other notable contributors for the period were Micron Technology, a semiconductor company, and Lam Research, a supplier of equipment to the semiconductor industry. Both stocks performed well as demand picked up for computer memory and storage products. By the close of the period, Micron Technology had been sold from the portfolio.

What were some holdings that detracted from performance?

The top detractor from performance was the fund’s investment in Forterra, a manufacturer of pipes and products for water and drainage infrastructure projects. The company’s earnings in 2017 have been well below market estimates, due to weather-related challenges and increasing competitive pressure.

Also detracting from performance for the period was the stock of Target, a retailer with over 1,800 U.S. stores. Target has been hurt by declining sales and customer visits, and like most brick-and-mortar retailers, the company has faced intensifying competition from online retailers. My decision to avoid investing in Netflix also dampened fund returns, as this stock was a strong performer. I believed this stock — along with a handful of other large-company technology stocks that surged during the period — was simply too expensive. I have either avoided these stocks or maintained

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underweight exposure to them in favor of other opportunities.

As the fund begins a new fiscal year, what is your outlook?

It has been a strong 12 months for the U.S. stock market, which continued to advance through the midpoint of 2017. However, I believe enthusiasm from investors has cooled a bit, and I would describe the market’s progress in 2017 as a reluctant rally. Much of the reluctance has been based on political issues — particularly the progress, or lack thereof, with President Trump’s agenda. I believe we are likely to see the market move in fits and starts as the administration works to get changes through Congress.

I believe the forces are still in place for continued improvement in U.S. business and economic growth. Sentiment has been playing an important role — there seems to be a greater level of confidence from both company managements and consumers. I believe this positive sentiment is already reflected in higher wages and improving employment data. Also, despite possible delays and battles in Congress, it appears that businesses generally believe that the administration is looking out for their best interests with a pro-growth agenda that seeks to lower taxes and lighten some of their regulatory burdens.

In terms of investment opportunities for the fund, I am particularly interested in the consumer sector. I am focused on companies that provide lower-end consumer products and services — an area that I believe is poised to strengthen. I also continue to look for casualties of the “Amazon effect.” That is, stocks that have been unfairly punished by broader fears over Amazon’s dominance in the retail sector.

I am still maintaining overweight positions in financials, particularly in large bank stocks. I trimmed them a bit after their strong run late last year, but I have stayed with them through their struggles in 2017. In my view, these stocks are not expensive; the businesses are fundamentally strong; and they are levered to an improving economy, which I believe we will continue to see in the coming months. Another important development came in late June, when 34 of the largest U.S. banks passed the Federal Reserve’s “stress test,” allowing them to pay back more of their capital to shareholders in the form of share buybacks and dividend

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Investors Fund

payments. Also, I remain optimistic on the regulatory front. I believe progress is still possible for the deregulation component of the Trump administration’s agenda.

Thanks for your time and for bringing us up to date, Jerry.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (12/1/25)
Before sales charge	9.27%	83.98%	6.29%	96.50%	14.47%	28.89%	8.83%	19.14%

After sales charge	9.20	73.40	5.66	85.20	13.12	21.48	6.70	12.29

Class B (3/1/93)
Before CDSC	9.17	73.00	5.63	89.16	13.60	25.96	8.00	18.21

After CDSC	9.17	73.00	5.63	87.16	13.36	22.96	7.13	13.21

Class C (7/26/99)
Before CDSC	8.45	70.55	5.48	89.13	13.59	25.98	8.00	18.24

After CDSC	8.45	70.55	5.48	89.13	13.59	25.98	8.00	17.24

Class M (12/2/94)
Before sales charge	8.53	74.92	5.75	91.64	13.89	26.92	8.27	18.56

After sales charge	8.49	68.80	5.37	84.93	13.08	22.48	6.99	14.41

Class R (1/21/03)
Net asset value	9.00	79.39	6.02	94.09	14.18	27.89	8.55	18.83

Class R6 (7/2/12)
Net asset value	9.34	90.27	6.64	100.69	14.95	30.41	9.25	19.57

Class Y (1/7/97)
Net asset value	9.33	88.58	6.55	98.91	14.74	29.79	9.08	19.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 7/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)†	10 years	average	5 years	average	3 years	average	1 year

S&P 500 Index	—	110.73%	7.74%	99.22%	14.78%	36.29%	10.87%	16.04%

Lipper Large-Cap Core
Funds category average*	—	94.66	6.82	88.62	13.48	29.83	9.06	15.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 7/31/17, there were 823, 740, 667,and 518 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category, the S&P 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,300 and $17,055, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,880. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $17,939, $19,027, and $18,858, respectively.

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Fund price and distribution information For the 12-month period ended 7/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.239		$0.089	$0.089	$0.127		$0.047	$0.330	$0.295

Capital gains	—		—	—	—		—	—	—

Total	$0.239		$0.089	$0.089	$0.127		$0.047	$0.330	$0.295

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/16	$21.91	$23.25	$19.59	$20.60	$20.58	$21.33	$21.57	$22.35	$22.24

7/31/17	25.84	27.42	23.06	24.26	24.26	25.14	25.58	26.36	26.23

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (12/1/25)
Before sales charge	9.25%	69.56%	5.42%	93.86%	14.16%	24.04%	7.45%	21.01%

After sales charge	9.18	59.81	4.80	82.71	12.81	16.91	5.35	14.05

Class B (3/1/93)
Before CDSC	9.15	59.64	4.79	86.73	13.30	21.28	6.64	20.13

After CDSC	9.15	59.64	4.79	84.73	13.06	18.28	5.76	15.13

Class C (7/26/99)
Before CDSC	8.43	57.27	4.63	86.72	13.30	21.32	6.65	20.10

After CDSC	8.43	57.27	4.63	86.72	13.30	21.32	6.65	19.10

Class M (12/2/94)
Before sales charge	8.51	61.26	4.89	88.98	13.58	22.23	6.92	20.44

After sales charge	8.46	55.62	4.52	82.37	12.77	17.95	5.66	16.22

Class R (1/21/03)
Net asset value	8.98	65.36	5.16	91.39	13.86	23.13	7.18	20.74

Class R6 (7/2/12)
Net asset value	9.32	75.33	5.78	97.90	14.63	25.56	7.88	21.49

Class Y (1/7/97)
Net asset value	9.31	73.82	5.68	96.20	14.43	24.99	7.72	21.32

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Investors Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 7/31/16	1.05%*	1.80%*	1.80%*	1.55%*	1.30%*	0.65%	0.80%*

Annualized expense ratio for the
six-month period ended 7/31/17†	1.04%	1.79%	1.79%	1.54%	1.29%	0.65%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/17 to 7/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.39	$9.25	$9.25	$7.97	$6.68	$3.37	$4.09

Ending value (after expenses)	$1,088.90	$1,084.70	$1,084.50	$1,086.40	$1,087.60	$1,090.60	$1,090.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/17, use the following calculation method. To find the value of your investment on 2/1/17, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.21	$8.95	$8.95	$7.70	$6.46	$3.26	$3.96

Ending value (after expenses)	$1,019.64	$1,015.92	$1,015.92	$1,017.16	$1,018.40	$1,021.57	$1,020.88

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Investors Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to

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other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $88,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Investors Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Investors Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

18 Investors Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least November 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and

Investors Fund 19

distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd

20 Investors Fund

in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 875, 796 and 707 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM,

Investors Fund 21

as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Investors Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Investors Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investors Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Investors Fund (the fund), including the fund’s portfolio, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investors Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2017

24 Investors Fund

The fund’s portfolio 7/31/17

COMMON STOCKS (97.8%)*	Shares	Value

Aerospace and defense (1.8%)

Boeing Co. (The)	95,000	$23,033,700

Northrop Grumman Corp.	46,200	12,156,606

		35,190,306

Airlines (1.4%)

American Airlines Group, Inc. S	103,000	5,195,320

Southwest Airlines Co.	295,300	16,392,103

United Continental Holdings, Inc. †	91,800	6,213,024

		27,800,447

Auto components (1.0%)

Goodyear Tire & Rubber Co. (The)	277,500	8,744,025

Lear Corp.	68,700	10,180,653

		18,924,678

Banks (7.9%)

Bank of America Corp.	1,678,942	40,496,081

Citigroup, Inc.	506,017	34,636,864

JPMorgan Chase & Co.	703,773	64,606,361

Regions Financial Corp.	865,400	12,634,840

		152,374,146

Beverages (2.7%)

Coca-Cola Co. (The)	301,600	13,825,344

Dr. Pepper Snapple Group, Inc.	106,684	9,725,313

PepsiCo, Inc.	250,400	29,199,144

		52,749,801

Biotechnology (4.4%)

Amgen, Inc.	153,194	26,733,885

Biogen, Inc. †	37,600	10,888,584

Bioverativ, Inc. †	148,200	9,183,954

Celgene Corp. †	126,500	17,129,365

Gilead Sciences, Inc.	193,100	14,692,979

Vertex Pharmaceuticals, Inc. †	35,800	5,435,156

		84,063,923

Building products (0.5%)

Johnson Controls International PLC	231,232	9,006,486

		9,006,486

Capital markets (5.0%)

Ameriprise Financial, Inc.	85,600	12,401,728

E*Trade Financial Corp. †	180,000	7,380,000

Goldman Sachs Group, Inc. (The)	135,000	30,419,550

Invesco, Ltd.	138,982	4,832,404

KKR & Co. LP	459,700	8,908,986

Morgan Stanley	413,800	19,407,220

State Street Corp.	124,700	11,625,781

Virtus Investment Partners, Inc.	8,300	977,740

		95,953,409

Chemicals (1.8%)

Albemarle Corp.	62,400	7,225,920

CF Industries Holdings, Inc. S	343,800	10,090,530

Investors Fund 25

COMMON STOCKS (97.8%)* cont.	Shares	Value

Chemicals cont.

Dow Chemical Co. (The)	155,843	$10,011,354

E. I. du Pont de Nemours & Co.	79,200	6,511,032

		33,838,836

Commercial services and supplies (0.2%)

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $31) (Private)
(Germany) † ∆∆ F	23	20

New Middle East Other Assets GmbH (acquired 8/2/13, cost $12) (Private)
(Germany) † ∆∆ F	9	8

Stericycle, Inc. †	52,500	4,046,700

		4,046,728

Communications equipment (1.6%)

Cisco Systems, Inc.	960,900	30,220,305

		30,220,305

Construction materials (0.2%)

Forterra, Inc. † S	398,232	3,556,212

		3,556,212

Consumer finance (1.2%)

Capital One Financial Corp.	162,700	14,021,486

Synchrony Financial	280,200	8,495,664

		22,517,150

Diversified financial services (1.8%)

Alignvest Acquisition II Corp. Class A (Canada) †	513,470	4,015,506

CF Corp. 144A † F	887,557	8,875,570

Easterly Acquisition Corp. †	736,300	7,363,000

Federal Street Acquisition Corp. (Units) †	480,200	4,874,030

Gores Holdings II, Inc. (Units) †	225,000	2,346,750

TPG Pace Holdings Corp. (Units) †	682,507	7,009,347

		34,484,203

Diversified telecommunication services (1.3%)

AT&T, Inc.	627,352	24,466,728

		24,466,728

Electric utilities (1.3%)

Edison International	66,600	5,240,088

Entergy Corp.	117,000	8,976,240

Exelon Corp.	308,200	11,816,388

		26,032,716

Electrical equipment (0.6%)

Rockwell Automation, Inc.	67,000	11,057,010

		11,057,010

Energy equipment and services (0.7%)

Baker Hughes a GE Co.	187,411	6,913,592

Select Energy Services, Inc. 144A Class A-1 † F	390,557	6,065,350

		12,978,942

Equity real estate investment trusts (REITs) (1.0%)

Armada Hoffler Properties, Inc. R	626,286	8,304,552

Easterly Government Properties, Inc. R S	536,744	10,729,513

		19,034,065

26 Investors Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Food and staples retail (3.5%)

CVS Health Corp.	156,810	$12,533,823

Wal-Mart Stores, Inc.	318,400	25,468,816

Walgreens Boots Alliance, Inc.	353,162	28,489,579

		66,492,218

Food products (0.6%)

Kraft Heinz Co. (The)	87,000	7,609,020

Pinnacle Foods, Inc.	62,800	3,729,064

		11,338,084

Gas utilities (0.2%)

UGI Corp.	94,800	4,784,556

		4,784,556

Health-care equipment and supplies (1.8%)

Baxter International, Inc.	252,600	15,277,248

Becton Dickinson and Co.	101,000	20,341,400

		35,618,648

Health-care providers and services (3.0%)

Anthem, Inc.	62,000	11,545,020

Express Scripts Holding Co. †	151,200	9,471,168

HCA Healthcare, Inc. †	129,300	10,387,962

Humana, Inc.	49,300	11,398,160

McKesson Corp.	93,200	15,086,284

		57,888,594

Hotels, restaurants, and leisure (1.9%)

Del Taco Restaurants, Inc. † S	286,340	3,748,191

Hyatt Hotels Corp. Class A †	49,500	2,750,715

Las Vegas Sands Corp.	163,700	10,085,557

Penn National Gaming, Inc. † S	260,193	5,245,491

Playa Hotels & Resorts NV †	396,790	4,690,055

Wyndham Worldwide Corp.	94,200	9,831,654

		36,351,663

Household durables (0.6%)

FabFurnish GmbH (acquired 8/2/13, cost $31) (Private) (Germany) † ∆∆ F	46	41

PulteGroup, Inc.	499,100	12,188,022

		12,188,063

Independent power and renewable electricity producers (0.6%)

NRG Energy, Inc.	490,800	12,083,496

		12,083,496

Industrial conglomerates (0.8%)

Honeywell International, Inc.	110,900	15,095,708

		15,095,708

Insurance (2.0%)

American International Group, Inc.	151,850	9,938,583

Assured Guaranty, Ltd.	194,900	8,772,449

Lincoln National Corp.	155,500	11,360,830

Prudential Financial, Inc.	80,100	9,069,723

		39,141,585

Investors Fund 27

COMMON STOCKS (97.8%)* cont.	Shares	Value

Internet and direct marketing retail (1.4%)

Amazon.com, Inc. †	23,200	$22,916,496

Expedia, Inc.	26,500	4,146,455

Global Fashion Holding SA (acquired 8/2/13, cost $1,535,904) (Private)
(Luxembourg) † ∆∆ F	36,256	388,590

		27,451,541

Internet software and services (5.4%)

Alibaba Group Holding, Ltd. ADR (China) † S	38,600	5,981,070

Alphabet, Inc. Class A †	19,200	18,153,600

Alphabet, Inc. Class C †	48,894	45,495,867

Cision, Ltd. †	179,750	1,986,238

Delivery Hero Holding GmbH (Germany) †	216,543	7,100,720

Facebook, Inc. Class A †	151,100	25,573,675

		104,291,170

IT Services (2.2%)

Conduent, Inc. †	207,000	3,417,570

DXC Technology Co.	192,326	15,074,512

IBM Corp.	82,300	11,906,341

MasterCard, Inc. Class A	96,600	12,345,480

		42,743,903

Machinery (2.1%)

Caterpillar, Inc.	103,200	11,759,640

Cummins, Inc.	69,800	11,719,420

Ingersoll-Rand PLC	130,300	11,450,764

Komatsu, Ltd. (Japan)	187,800	5,049,962

		39,979,786

Media (3.4%)

CBS Corp. Class B (non-voting shares)	118,962	7,831,268

Charter Communications, Inc. Class A †	12,838	5,031,341

Comcast Corp. Class A	778,900	31,545,450

DISH Network Corp. Class A †	146,700	9,393,201

Live Nation Entertainment, Inc. †	319,300	11,900,311

		65,701,571

Metals and mining (1.0%)

Alcoa Corp.	172,300	6,271,720

Freeport-McMoRan, Inc. (Indonesia) †	842,300	12,314,426

		18,586,146

Mortgage real estate investment trusts (REITs) (0.3%)

Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	216,906	5,043,065

		5,043,065

Multiline retail (0.5%)

Target Corp.	164,400	9,316,548

		9,316,548

Oil, gas, and consumable fuels (5.1%)

ConocoPhillips	340,200	15,434,874

Enterprise Products Partners LP	380,400	10,346,880

EOG Resources, Inc.	53,100	5,051,934

Exxon Mobil Corp.	172,825	13,832,913

Kimbell Royalty Partners LP	266,172	4,325,295

Marathon Oil Corp.	478,200	5,848,386

28 Investors Fund

COMMON STOCKS (97.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.

Plains GP Holdings LP Class A †	183,519	$5,017,409

Royal Dutch Shell PLC ADR Class A (United Kingdom) S	353,627	19,990,534

Suncor Energy, Inc. (Canada)	267,200	8,716,064

Valero Energy Corp.	138,700	9,566,139

		98,130,428

Pharmaceuticals (4.3%)

Jazz Pharmaceuticals PLC †	71,011	10,908,000

Johnson & Johnson	310,500	41,209,560

Merck & Co., Inc.	203,600	13,005,968

Pfizer, Inc.	521,926	17,307,066

		82,430,594

Professional services (0.3%)

ManpowerGroup, Inc.	53,700	5,753,955

		5,753,955

Real estate management and development (0.7%)

CBRE Group, Inc. Class A †	200,500	7,616,995

Kennedy-Wilson Holdings, Inc.	287,900	5,786,790

		13,403,785

Road and rail (0.6%)

Norfolk Southern Corp.	110,300	12,417,574

		12,417,574

Semiconductors and semiconductor equipment (3.8%)

Applied Materials, Inc.	356,900	15,814,239

Intel Corp.	437,400	15,514,578

Lam Research Corp.	97,800	15,595,188

Qualcomm, Inc.	250,900	13,345,371

Texas Instruments, Inc.	147,500	12,003,550

		72,272,926

Software (5.4%)

Dell Technologies, Inc. Class V †	183,825	11,814,433

Microsoft Corp.	1,045,000	75,971,500

Oracle Corp.	334,034	16,678,318

		104,464,251

Specialty retail (3.1%)

Best Buy Co., Inc.	213,100	12,432,254

Gap, Inc. (The) S	239,000	5,695,370

Home Depot, Inc. (The)	138,100	20,659,760

Lowe’s Cos., Inc.	169,700	13,134,780

Ross Stores, Inc.	136,900	7,573,308

		59,495,472

Technology hardware, storage, and peripherals (5.3%)

Apple, Inc.	510,669	75,951,800

Hewlett Packard Enterprise Co.	460,592	8,064,966

HP, Inc.	529,692	10,117,117

NCR Corp. †	87,500	3,311,875

Xerox Corp.	182,125	5,585,774

		103,031,532

Investors Fund 29

COMMON STOCKS (97.8%)* cont.	Shares	Value

Textiles, apparel, and luxury goods (0.5%)

Hanesbrands, Inc. S	420,000	$9,626,400

		9,626,400

Trading companies and distributors (0.4%)

United Rentals, Inc. †	69,400	8,255,824

		8,255,824

Wireless telecommunication services (0.6%)

T-Mobile US, Inc. †	191,400	11,801,724

		11,801,724

Total common stocks (cost $1,481,001,023)		$1,883,476,901

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

American Tower Corp. $5.50 cv. pfd. R	37,928	$4,596,399

Becton Dickinson and Co. Ser. A, $3.063 cv. pfd. † S	62,395	3,487,257

Iridium Communications, Inc. 7.00% cv. pfd. S	27,936	3,097,404

Total convertible preferred stocks (cost $9,706,150)		$11,181,060

	Principal
CONVERTIBLE BONDS AND NOTES (0.2%)*	amount	Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	$2,655,000	$3,298,838

Total convertible bonds and notes (cost $2,655,000)		$3,298,838

	Expiration		Strike
WARRANTS (—%)* †	date		price	Warrants	Value

Alignvest Acquisition II Corp. (Canada)	7/4/22	CAD	11.50	256,735	$131,791

Cision, Ltd.	6/29/22		$11.50	89,875	195,029

Easterly Acquisition Corp.	7/29/20		11.50	368,150	312,927

Total warrants (cost $425,184)					$639,747

SHORT-TERM INVESTMENTS (4.0%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 1.29% [d]	48,029,150	$48,029,150

Putnam Short Term Investment Fund 1.15% L	28,268,726	28,268,726

Total short-term investments (cost $76,297,876)		$76,297,876

TOTAL INVESTMENTS

Total investments (cost $1,570,085,233)	$1,974,894,422

30 Investors Fund

Key to holding’s currency abbreviations

CAD	Canadian Dollar
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through July 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,926,054,465.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $388,659, or less than 0.1% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $8,875,570 to cover the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Investors Fund 31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$238,667,305	$—	$388,631

Consumer staples	130,580,103	—	—

Energy	105,044,020	6,065,350	—

Financials	340,637,988	8,875,570	—

Health care	260,001,759	—	—

Industrials	168,603,796	—	28

Information technology	457,024,087	—	—

Materials	55,981,194	—	—

Real estate	32,437,850	—	—

Telecommunication services	36,268,452	—	—

Utilities	42,900,768	—	—

Total common stocks	1,868,147,322	14,940,920	388,659

Convertible bonds and notes	—	3,298,838	—

Convertible preferred stocks	—	11,181,060	—

Warrants	639,747	—	—

Short-term investments	28,268,726	48,029,150	—

Totals by level	$1,897,055,795	$77,449,968	$388,659

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32 Investors Fund

Statement of assets and liabilities 7/31/17

ASSETS

Investment in securities, at value, including $46,817,074 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,493,787,357)	$1,898,596,546
Affiliated issuers (identified cost $76,297,876) (Notes 1 and 5)	76,297,876

Foreign currency (cost $23) (Note 1)	23

Dividends, interest and other receivables	2,120,408

Receivable for shares of the fund sold	594,946

Receivable for investments sold	17,531,839

Prepaid assets	57,147

Total assets	1,995,198,785

LIABILITIES

Payable for investments purchased	16,528,294

Payable for shares of the fund repurchased	1,281,825

Payable for compensation of Manager (Note 2)	901,625

Payable for custodian fees (Note 2)	11,608

Payable for investor servicing fees (Note 2)	831,599

Payable for Trustee compensation and expenses (Note 2)	924,419

Payable for administrative services (Note 2)	7,863

Payable for distribution fees (Note 2)	408,628

Collateral on securities loaned, at value (Note 1)	48,029,150

Other accrued expenses	219,309

Total liabilities	69,144,320

Net assets	$1,926,054,465

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,758,452,411

Undistributed net investment income (Note 1)	20,516,291

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(257,723,569)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	404,809,332

Total — Representing net assets applicable to capital shares outstanding	$1,926,054,465

(Continued on next page)

Investors Fund 33

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,515,842,090 divided by 58,672,761 shares)	$25.84

Offering price per class A share (100/94.25 of $25.84)*	$27.42

Net asset value and offering price per class B share ($31,220,456 divided by 1,353,831 shares)**	$23.06

Net asset value and offering price per class C share ($58,468,035 divided by 2,409,781 shares)**	$24.26

Net asset value and redemption price per class M share ($18,177,718 divided by 749,357 shares)	$24.26

Offering price per class M share (100/96.50 of $24.26)*	$25.14

Net asset value, offering price and redemption price per class R share
($1,495,610 divided by 58,478 shares)	$25.58

Net asset value, offering price and redemption price per class R6 share
($20,415,392 divided by 774,415 shares)	$26.36

Net asset value, offering price and redemption price per class Y share
($280,435,164 divided by 10,689,579 shares)	$26.23

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

34 Investors Fund

Statement of operations Year ended 7/31/17

INVESTMENT INCOME

Dividends (net of foreign tax of $95,372)	$41,486,604

Interest (including interest income of $223,396 from investments in affiliated issuers) (Note 5)	311,120

Securities lending (net of expenses) (Notes 1 and 5)	194,690

Total investment income	41,992,414

EXPENSES

Compensation of Manager (Note 2)	10,222,414

Investor servicing fees (Note 2)	3,519,499

Custodian fees (Note 2)	31,205

Trustee compensation and expenses (Note 2)	109,875

Distribution fees (Note 2)	4,720,807

Administrative services (Note 2)	55,613

Other	609,546

Total expenses	19,268,959

Expense reduction (Note 2)	(53,730)

Net expenses	19,215,229

Net investment income	22,777,185

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	163,286,776

Net realized loss on foreign currency transactions (Note 1)	(13,227)

Net unrealized appreciation of securities in unaffiliated issuers during the year	135,836,222

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	227

Net gain on investments	299,109,998

Net increase in net assets resulting from operations	$321,887,183

The accompanying notes are an integral part of these financial statements.

Investors Fund 35

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$22,777,185	$21,190,946

Net realized gain on investments
and foreign currency transactions	163,273,549	22,638,885

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	135,836,449	(73,253,781)

Net increase (decrease) in net assets resulting
from operations	321,887,183	(29,423,950)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,923,695)	(21,558,644)

Class B	(148,645)	(310,030)

Class C	(236,433)	(538,027)

Class M	(105,609)	(229,369)

Class R	(2,877)	(30,824)

Class R5	—	(279)

Class R6	(255,300)	(330,684)

Class Y	(2,877,290)	(4,041,460)

Decrease from capital share transactions (Note 4)	(163,751,238)	(114,895,121)

Total increase (decrease) in net assets	139,586,096	(171,358,388)

NET ASSETS

Beginning of year	1,786,468,369	1,957,826,757

End of year (including undistributed net investment
income of $20,516,291 and $17,922,387, respectively)	$1,926,054,465	$1,786,468,369

The accompanying notes are an integral part of these financial statements.

36 Investors Fund

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Investors Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A

July 31, 2017	$21.91	.29	3.88[d]	4.17	(.24)	(.24)	$25.84	19.14[d]	$1,515,842	1.04	1.24	52

July 31, 2016	22.46	.25	(.49)	(.24)	(.31)	(.31)	21.91	(1.04)	1,429,932	1.05[e]	1.20[e]	33

July 31, 2015	20.73	.20	1.73	1.93	(.20)	(.20)	22.46	9.32	1,590,907	1.03	.92	44

July 31, 2014	17.64	.21	3.09	3.30	(.21)	(.21)	20.73	18.84	1,508,086	1.08	1.09	63

July 31, 2013	13.89	.20	3.70	3.90	(.15)	(.15)	17.64	28.29	1,364,640	1.14	1.28	77

Class B

July 31, 2017	$19.59	.11	3.45[d]	3.56	(.09)	(.09)	$23.06	18.21[d]	$31,220	1.79	.50	52

July 31, 2016	20.10	.08	(.44)	(.36)	(.15)	(.15)	19.59	(1.76)	34,944	1.80[e]	.45[e]	33

July 31, 2015	18.58	.03	1.54	1.57	(.05)	(.05)	20.10	8.46	42,998	1.78	.18	44

July 31, 2014	15.84	.06	2.77	2.83	(.09)	(.09)	18.58	17.93	47,935	1.83	.35	63

July 31, 2013	12.48	.08	3.32	3.40	(.04)	(.04)	15.84	27.35	51,200	1.89	.55	77

Class C

July 31, 2017	$20.60	.11	3.64[d]	3.75	(.09)	(.09)	$24.26	18.24[d]	$58,468	1.79	.49	52

July 31, 2016	21.18	.09	(.48)	(.39)	(.19)	(.19)	20.60	(1.82)	56,542	1.80[e]	.44[e]	33

July 31, 2015	19.59	.03	1.64	1.67	(.08)	(.08)	21.18	8.51	52,357	1.78	.16	44

July 31, 2014	16.70	.06	2.93	2.99	(.10)	(.10)	19.59	17.93	40,199	1.83	.33	63

July 31, 2013	13.16	.08	3.50	3.58	(.04)	(.04)	16.70	27.31	34,080	1.89	.53	77

Class M

July 31, 2017	$20.58	.16	3.65[d]	3.81	(.13)	(.13)	$24.26	18.56[d]	$18,178	1.54	.74	52

July 31, 2016	21.12	.14	(.47)	(.33)	(.21)	(.21)	20.58	(1.54)	17,863	1.55[e]	.71[e]	33

July 31, 2015	19.52	.09	1.61	1.70	(.10)	(.10)	21.12	8.73	23,661	1.53	.42	44

July 31, 2014	16.63	.11	2.91	3.02	(.13)	(.13)	19.52	18.26	22,649	1.58	.59	63

July 31, 2013	13.10	.11	3.50	3.61	(.08)	(.08)	16.63	27.67	20,852	1.64	.78	77

Class R

July 31, 2017	$21.57	.24	3.82[d]	4.06	(.05)	(.05)	$25.58	18.83[d]	$1,496	1.29	1.02	52

July 31, 2016	22.07	.20	(.49)	(.29)	(.21)	(.21)	21.57	(1.28)	2,774	1.30[e]	.98[e]	33

July 31, 2015	20.39	.14	1.70	1.84	(.16)	(.16)	22.07	9.03	4,559	1.28	.66	44

July 31, 2014	17.37	.16	3.04	3.20	(.18)	(.18)	20.39	18.53	3,641	1.33	.83	63

July 31, 2013	13.68	.15	3.66	3.81	(.12)	(.12)	17.37	28.03	2,871	1.39	1.00	77

Class R6

July 31, 2017	$22.35	.40	3.94[d]	4.34	(.33)	(.33)	$26.36	19.57[d]	$20,415.65		1.63	52

July 31, 2016	22.90	.34	(.49)	(.15)	(.40)	(.40)	22.35	(.62)	17,563	.65[e]	1.60[e]	33

July 31, 2015	21.13	.29	1.76	2.05	(.28)	(.28)	22.90	9.74	19,178.64		1.31	44

July 31, 2014	17.98	.30	3.15	3.45	(.30)	(.30)	21.13	19.32	15,633.66		1.51	63

July 31, 2013	14.10	.23[f]	3.82	4.05	(.17)	(.17)	17.98	28.98	13,890.66		1.32[f]	77

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Investors Fund	Investors Fund 39

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class Y

July 31, 2017	$22.24	.36	3.93[d]	4.29	(.30)	(.30)	$26.23	19.41[d]	$280,435.79		1.49	52

July 31, 2016	22.81	.31	(.50)	(.19)	(.38)	(.38)	22.24	(.80)	226,851	.80[e]	1.44[e]	33

July 31, 2015	21.06	.25	1.76	2.01	(.26)	(.26)	22.81	9.57	224,149.78		1.10	44

July 31, 2014	17.91	.26	3.14	3.40	(.25)	(.25)	21.06	19.15	65,749.83		1.33	63

July 31, 2013	14.10	.24	3.76	4.00	(.19)	(.19)	17.91	28.63	50,187.89		1.54	77

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share

Class A	$0.18

Class B	0.16

Class C	0.17

Class M	0.17

Class R	0.18

Class R6	0.19

Class Y	0.19

This payment resulted in an increase to total returns of 0.83% for the year ended July 31, 2017.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

40 Investors Fund	Investors Fund 41

Notes to financial statements 7/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through July 31, 2017.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective February 1, 2016, the fund terminated its class R5 shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

42 Investors Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from

Investors Fund 43

foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $48,029,150 and the value of securities loaned amounted to $46,817,074.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

44 Investors Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2017, the fund had a capital loss carryover of $258,640,740 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$258,640,740	N/A	$258,640,740	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from the expiration of a capital loss carryover, from nontaxable dividends and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,633,432 to decrease undistributed net investment income, $15,297,442 to decrease paid-in capital and $16,930,874 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$462,334,283

Unrealized depreciation	(56,607,923)

Net unrealized appreciation	405,726,360

Undistributed ordinary income	20,516,291

Capital loss carryforward	(258,640,740)

Cost for federal income tax purposes	$1,569,168,062

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Investors Fund 45

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.556% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,826,447	Class R	3,237

Class B	64,635	Class R6	9,506

Class C	112,194	Class Y	468,499

Class M	34,981	Total	$3,519,499

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,833 under the expense offset arrangements and by $50,897 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,403, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

46 Investors Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$3,661,153

Class B	1.00%	1.00%	334,258

Class C	1.00%	1.00%	581,202

Class M	1.00%	0.75%	135,876

Class R	1.00%	0.50%	8,318

Total			$4,720,807

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $83,760 and $696 from the sale of class A and class M shares, respectively, and received $21,413 and $860 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $54 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$935,449,175	$1,075,395,322

U.S. government securities (Long-term)	—	—

Total	$935,449,175	$1,075,395,322

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Investors Fund 47

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,572,647	$37,526,139	3,277,617	$68,719,056

Shares issued in connection with
reinvestment of distributions	588,768	13,788,988	930,393	19,919,729

	2,161,415	51,315,127	4,208,010	88,638,785

Shares repurchased	(8,756,144)	(207,323,908)	(9,769,688)	(203,169,082)

Net decrease	(6,594,729)	$(156,008,781)	(5,561,678)	$(114,530,297)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	116,423	$2,416,165	175,497	$3,268,893

Shares issued in connection with
reinvestment of distributions	6,945	145,909	15,727	302,591

	123,368	2,562,074	191,224	3,571,484

Shares repurchased	(553,429)	(11,761,209)	(546,174)	(10,169,337)

Net decrease	(430,061)	$(9,199,135)	(354,950)	$(6,597,853)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	220,616	$4,866,183	816,882	$16,138,101

Shares issued in connection with
reinvestment of distributions	10,003	221,159	24,557	496,797

	230,619	5,087,342	841,439	16,634,898

Shares repurchased	(565,002)	(12,672,769)	(569,460)	(11,082,640)

Net increase (decrease)	(334,383)	$(7,585,427)	271,979	$5,552,258

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	9,725	$217,769	30,585	$594,405

Shares issued in connection with
reinvestment of distributions	4,562	100,680	10,955	221,080

	14,287	318,449	41,540	815,485

Shares repurchased	(132,742)	(2,981,807)	(293,935)	(5,757,862)

Net decrease	(118,455)	$(2,663,358)	(252,395)	$(4,942,377)

48 Investors Fund

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	14,033	$333,247	16,197	$332,796

Shares issued in connection with
reinvestment of distributions	113	2,633	1,388	29,302

	14,146	335,880	17,585	362,098

Shares repurchased	(84,299)	(1,852,258)	(95,531)	(1,942,380)

Net decrease	(70,153)	$(1,516,378)	(77,946)	$(1,580,282)

			PERIOD ENDED 7/31/16*
Class R5			Shares	Amount

Shares sold			—	$—

Shares issued in connection with reinvestment of distributions			12	279

			12	279

Shares repurchased			(755)	(15,169)

Net decrease			(743)	$(14,890)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	58,036	$1,407,408	34,896	$731,193

Shares issued in connection with
reinvestment of distributions	10,709	255,300	15,183	330,684

	68,745	1,662,708	50,079	1,061,877

Shares repurchased	(80,238)	(1,946,136)	(101,522)	(2,185,094)

Net decrease	(11,493)	$(283,428)	(51,443)	$(1,123,217)

	YEAR ENDED 7/31/17		YEAR ENDED 7/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	3,875,162	$94,172,004	3,451,110	$73,348,050

Shares issued in connection with
reinvestment of distributions	117,452	2,789,488	172,719	3,748,000

	3,992,614	96,961,492	3,623,829	77,096,050

Shares repurchased	(3,503,423)	(83,456,223)	(3,250,633)	(68,754,513)

Net increase	489,191	$13,505,269	373,196	$8,341,537

* Effective February 1, 2016, the fund terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 768 class R6 shares of the fund (0.10% of class R6 shares outstanding), valued at $20,244.

Investors Fund 49

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and Fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/16	cost	proceeds	income	of 7/31/17

Short-term investments

Putnam Cash Collateral
Pool, LLC*	$38,099,275	$423,184,479	$413,254,604	$317,414	$48,029,150

Putnam Short Term
Investment Fund**	19,934,860	311,509,280	303,175,414	223,396	28,268,726

Total Short-term
investments	$58,034,135	$734,693,759	$716,430,018	$540,810	$76,297,876

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	470,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$639,747	Payables	$—

Total		$639,747		$—

50 Investors Fund

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total

Equity contracts	$214,563	$214,563

Total	$214,563	$214,563

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Investors Fund 51

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $31,535 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

52 Investors Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Investors Fund 53

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Investors Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Director of Accounting & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Director of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Investors Fund 55

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Fund
Capital Spectrum Fund	Income Fund
Emerging Markets Equity Fund	Money Market Fund†
Equity Spectrum Fund	Short Duration Income Fund
Europe Equity Fund	U.S. Government Income Trust
Global Equity Fund
International Capital Opportunities Fund	Tax-free Income
International Equity Fund	AMT-Free Municipal Fund
Investors Fund	Intermediate-Term Municipal Income Fund
Low Volatility Equity Fund	Short-Term Municipal Income Fund
Multi-Cap Core Fund	Tax Exempt Income Fund
Research Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡:
Convertible Securities Fund	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

56 Investors Fund

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Financials Fund	conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady® 2060 Fund
Global Natural Resources Fund	RetirementReady® 2055 Fund
Global Sector Fund	RetirementReady® 2050 Fund
Global Technology Fund	RetirementReady® 2045 Fund
Global Telecommunications Fund	RetirementReady® 2040 Fund
Global Utilities Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Asset Allocation	RetirementReady® 2025 Fund
George Putnam Balanced Fund	RetirementReady® 2020 Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Investors Fund 57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58 Investors Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk, and
Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

Investors Fund 59

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60 Investors Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN012 307444 9/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$48,162	$ —	$4,675	$ —
July 31, 2016	$42,442	$ —	$4,550	$ —

For the fiscal years ended July 31, 2017 and July 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,675 and $4,550 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2017	$ —	$ —	$ —	$ —

July 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investors Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2017